                                                                    EXHIBIT 10.5


                             MASTER SITE AGREEMENT
                             ---------------------

     THIS MASTER SITE AGREEMENT (hereinafter referred to as this "MSA"), is made as of the 6th day of August, 1998 (the "MSA Commencement Date"), by and between BELLSOUTH CAROLINAS PCS, L.P., a Delaware limited partnership, BELLSOUTH PERSONAL COMMUNICATIONS, INC., a Delaware corporation, each doing business as BELLSOUTH MOBILITY DCS, and their respective BellSouth Affiliates, successors and assigns (hereinafter collectively referred to as "BellSouth") and AIRGATE WIRELESS, L.L.C., a Delaware limited liability company, and its successors and permitted assigns (hereinafter referred to as the "User").

     WHEREAS, BellSouth is the owner of communications towers located on property either owned, leased or licensed by BellSouth (individually, a "Tower", collectively, "Towers");

     WHEREAS, User is a provider of certain wireless digital communications services in the United States as such services are more particularly defined in
Section 3 hereinbelow ("User's Wireless Business");

     WHEREAS, BellSouth and User desire to enter into this MSA which will establish the general terms and conditions whereby User will lease, sublease, license or sublicense, as applicable, from BellSouth space on one or more of BellSouth's Towers and ground space on BellSouth's land (real property owned, leased or licensed by BellSouth with respect to each Site (as defined below) hereinafter the "Property") for the construction of an equipment shelter or cabinet(s) for the placement of User's communications equipment for operation of User's Wireless Business;

     WHEREAS, BellSouth and User will enter into a Site Agreement in form and substance substantially similar to Schedule "I" attached hereto and by reference
                                   ------------
made a part hereof (individually, a "Site Agreement"; collectively, "Site Agreements") which will establish the terms for use of a specific Site.

     NOW, THEREFORE, for valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

     1.   MSA. This MSA sets forth the general terms and conditions upon which
          ---
all Sites, as defined below, shall be leased,, subleased, licensed or sublicensed to User. From time to time during the term hereof, User and BellSouth may, execute Site Agreements in the form attached hereto as Schedule
                                                                      --------
"I" and by reference made a part hereof.  Each Site Agreement shall identify a
---
particular Site made subject to this MSA and more fully set forth specific terms particular to that Site. In the event of a conflict or inconsistency between the terms of this MSA and a Site Agreement, the terms of the Site Agreement shall govern and control for that Site.

     2.   Demise.
          -------

          (a)  Leasing Program. Subject to the following terms and conditions,
               ---------------
BellSouth hereby agrees to lease, sublease, license or sublicense, as applicable, to User certain space on one or more of BellSouth's Towers together with sufficient space on the Property with easements for access and utilities. User's use of the Tower and Property shall be limited to the Tower and Property, together with easements for access and utilities described and depicted in Exhibit "A" to
-----------
each Site Agreement (the Property, the space upon BellSouth's Tower utilized by User and any easements providing access and utilities to the Property are sometimes referred to herein individually as a "Site" or collectively as "Sites"). With respect to any Sites which User may desire to lease, sublease, license or sublicense, as applicable, User shall give written notice to BellSouth at the address provided in Section 27 hereof of such desire. After receipt of written notice from User of such desire to add a Site to this MSA, BellSouth shall provide User with a Site Application to be completed by User. Upon receipt by BellSouth of the completed Site Application, together with any application fee required by BellSouth, BellSouth shall evaluate the feasibility of utilization of each Site requested by User to be added to this MSA. Except in extraordinary circumstances, as determined by BellSouth in its discretion, the application fee generally will not exceed $ * per Site. The Site Application fee, once received by BellSouth shall in all instances under this MSA be applied toward the first base rent payments due under the applicable Site Agreement. BellSouth will use reasonable best efforts to respond promptly to initial requests for a Site Application and to Site Applications submitted by User. BellSouth may decline additional Sites for any reason whatsoever. If BellSouth desires to lease or to license any Site to User, BellSouth shall deliver to User three (3) completed, unexecuted counterparts of a Site Agreement pertaining to such Site. User shall have a period of fifteen (15) business days from User's receipt of such Site Agreement to execute and return same to BellSouth. If User fails to return all counterparts of the Site Agreement, properly executed and unmodified by User, together with the Site Cost Reimbursement Amount (as defined herein) set forth in the Site Agreement, within such fifteen (15) day period such Site Agreement shall immediately be deemed null and void. Upon receipt of the properly executed, unmodified counterparts of the Site Agreement, BellSouth will execute same and return a fully executed original of the Site Agreement to User, whereupon the Site Agreement shall be deemed to be added to this MSA.

          (b)  Right of Refusal Sites.    *
               ----------------------

          (c)  Expense Amount.     *
               --------------

          (d)  Submission of Site Application in Grows of Forty. User shall make
               ------------------------------------------------
all reasonable efforts to submit Site Applications for Sites (other than First Right Sites submitted following notification of a potential third-party user as described in Section 2(b) above) in groups of approximately * Site Applications at a time, in order to make the processing of Site Agreements as easy and efficient as possible.

          (e)  Minimum Site Application Requirement.  User agrees that it shall
               ------------------------------------
submit not less than * Site Applications, together with the Site Application fee, not later than ninety (90) days from the date of this MSA. In the event that User fails to submit at least * Site Applications, together with related fees, not later than ninety (90) days from the date of this MSA, BellSouth may, at its option, terminate this MSA and retain any unspent amount of the Expense Amount.

     3.   Permitted Use. Subject to the terms of this MSA and the Site
          -------------
Agreement for each respective Site, User shall be permitted the non-exclusive right to install, maintain, operate, service, and subject to BellSouth's prior written approval, which approval shall not be unreasonably

___________________________
* Confidential portions omitted and filed separately with the Commission.

withheld, conditioned or delayed, modify and replace its communication equipment as more particularly described on the User's Co-Location Application attached as Exhibit "C" to each Site Agreement (the "Facilities") at such Site, including
-----------
without limitation, BellSouth's Tower, which Facilities shall be utilized for the transmission and reception of wireless voice and data communications using digital communications services technology. These shall be the only permissible uses under this MSA and each Site Agreement, and User specifically acknowledges that microwave facilities are not permitted uses.

     4.   Master Lease/License. A Site Agreement shall be subject and
          --------------------
subordinate to all of the terms and conditions of the agreement pursuant to which BellSouth has rights in and to the Property (the "Master Lease/License"), which are incorporated in the Site Agreement by reference and a copy of which has been or will be delivered to User and attached to the Site Agreement as Exhibit "A-I" subject to redaction of the financial terms set forth therein or
-------------
as otherwise required by confidentiality and non-disclosure provisions contained therein. If applicable, BellSouth agrees to provide User with copies of all amendments to, extensions of and renewal notices given pursuant to the Master Lease/License, subject to redaction of the financial terms set forth therein or as otherwise required by confidentiality and non-disclosure provisions contained therein. BellSouth represents to User that as of the Execution Date of a Site Agreement neither BellSouth nor BellSouth's Landlord ("Master Landlord") is in default under the Master Lease/License.

     5.   Conditions Precedent.
          --------------------

          (a)  Conditions Precedent Based On Consent of Master Landlord. If
               --------------------------------------------------------
BellSouth is party to a Master Lease/License for a Site, the Site Agreement for such Site shall be contingent upon BellSouth and/or User, as applicable, being able to satisfy one (1) of the following conditions precedent within thirty (30) days of the Execution Date of the Site Agreement, if required by the Master Lease/License, in BellSouth's sole reasonable opinion.

               (i)    Notice to Master Landlord of [Sublease/License]. If notice
                      -----------------------------------------------
to the Master Landlord of the sublease, license or sublicense, is required by the Master Lease/License, in BellSouth's sole reasonable opinion, BellSouth shall so notify the Master Landlord and shall deliver, upon User's request, evidence of such notification; or

               (ii)   Consent of Master Landlord to [Sublease/License] of Tower
                      ---------------------------------------------------------
and Ground Space. BellSouth or User, at BellSouth's option, will obtain the
----------------
written consent of Master Landlord to BellSouth's [sublease, license, sublicense] to User of Tower Space and Ground Space (as such terms are defined in the Site Agreement), if required by the Master Lease/License, in BellSouth's sole reasonable opinion;

               (iii)  Consent of Master Landlord to [Sublease/License] of Tower
                      ---------------------------------------------------------
and Master Landlord Leasing Ground Space to User. BellSouth or User, at
------------------------------------------------
BellSouth's option, will obtain (aa) the written consent of Master Landlord to BellSouth's [sublease, license, sublicense) to User of Tower Space, if required by the Master Lease/License, in BellSouth's sole reasonable opinion, and (bb) a written ground lease from the Master Landlord providing for the [lease/license) of ground space from the Master Landlord to User for User's Ground Facilities (as defined in the Site Agreement), upon terms and conditions acceptable to User in User's sole and absolute discretion.

BellSouth and User shall cooperate with one another in efforts to obtain the consent of the Master Landlord pursuant to Sections 5(a)(ii) and 5(a)(iii) hereof.

If BellSouth or User is able to obtain the written consent of the Master Landlord to BellSouth's sublease, license or sublicense to User of Tower Space and Ground Space pursuant to Section 5(a)(ii), (aa) BellSouth or User shall deliver to the other a copy of such written consent, (bb) the condition precedent to BellSouth leasing Tower Space and Ground Space to User shall be deemed satisfied, and (cc) the term "Leased Space" as used in the Site Agreement shall mean Tower Space and Ground Space and the term "Facilities" as used in the Site Agreement shall mean the Tower Facilities and Ground Facilities.

If BellSouth or User is able to obtain the written consent of Master Landlord to BellSouth's lease to User of Tower Space (but not to BellSouth's sublease, license or sublicense to User of the Ground Space) and BellSouth or User is able to obtain a ground lease from the Master Landlord pursuant to Section 5(a)(iii) hereof, (aa) BellSouth or User shall deliver to the other a copy of such written consent, (bb) User shall deliver to BellSouth a copy of the certification as to the ground lease or license from the Master Landlord to User in substantially the form of Exhibit D attached to the Site Agreement, (cc) the condition
            ---------
precedent set forth in Section 5(a)(ii) hereof shall not have been satisfied but the condition precedent set forth in Section 5(a)(iii) hereof shall be deemed satisfied, and (dd) the term "Leased Space" as used in the Site Agreement shall mean Tower Space only and the term "Facilities" as used in the Site Agreement shall mean Tower Facilities only. If BellSouth elects to obtain the ground lease described in Section 5(a)(iii), then such ground lease shall be subject to User's prior approval and User shall be responsible for the payment of BellSouth's reasonable, documented costs in obtaining the ground lease and of all rents and other sums due under the ground lease, as and when such sums are due and payable.

If BellSouth or User is unable to satisfy the condition set forth in Section 5(a)(ii) or BellSouth or User is unable to satisfy the conditions set forth in
Section 5(a)(iii) within thirty (30) days of the Execution Date of the Site Agreement, the Site Agreement shall automatically terminate and become null and void, unless extended in writing by mutual consent of BellSouth and User. Upon such termination, neither BellSouth nor User shall have any obligations to the other except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, arising prior to the date of termination.

          (b)  Conditions Precedent to Site Commencement Date. Each Site
               ----------------------------------------------
Agreement is further contingent upon User being able to satisfy the following conditions prior to the Site Commencement Date, as defined in the Site
Agreement:

               (i)  Approvals. User obtaining, after the Execution Date of the
                    ---------
Site Agreement, all certificates, permits, licenses and other approvals that may be required by any federal, state or local authorities (the "Approvals") to permit User's intended use of the Leased Space. BellSouth shall cooperate, at User's cost, with User in its effort to obtain such Approvals. In the event that User notifies BellSouth that (aa) any application for an Approval is rejected,
(bb) an Approval is canceled, expires, lapses, or is otherwise withdrawn or terminated for any reason whatsoever prior to installation of the Facilities by User, or (cc) any application for Approval is not likely to be obtained or approved, as determined in User's sole discretion, the Approvals shall be deemed to not have been obtained by User.

               (ii)   Radio Frequency Propagation Test. User determining, in
                      --------------------------------
Users's sole discretion, that the results of any radio frequency propagation tests are satisfactory, such that User is able to use the Leased Space for User's intended use.

               (iii)  Utilities and Access.  User determining, in User's sole,
                      --------------------
reasonable discretion, that (aa) telephone and electric utilities are available at the Leased Space or Tower of sufficient capacity to accommodate User's Facilities and (bb) ingress and egress is available to and from the Leased Space and to and from a publicly dedicated road.

               (iv)   Tower Capacity. User determining in User's sole,
                      --------------
reasonable discretion based on a Tower analysis satisfying the requirements of
Section 10 (ii) hereof that the Tower is of sufficient capacity to accommodate the load requirements of User's Facilities.

               (v)    Title. User determining in User's sole discretion that the
                      -----
status of title as to the Leased Space and easements granted herein are acceptable to User.

               (vi)   Hazardous Substances. User determining in User's sole
                      --------------------
discretion that the Leased Space and Property are free of all Hazardous Substances, as defined in Section 15 (b) hereof.

     If any one (1) of the conditions set forth above will not be satisfied as of the Site Commencement Date of the Site Agreement, User shall have the right to terminate the Site Agreement by giving BellSouth written notice thereof. If User elects to terminate the Site Agreement, the Site Agreement shall terminate as of the date BellSouth receives such notice from User and neither BellSouth nor User shall have any further obligation under this Site Agreement except for any indemnity obligations and User's obligation to remove its Facilities from the Property.

          (c)  Site Cost Reimbursement Amount.*
               ------------------------------

     6.   Term.
          ----

          (a)  MSA Term.  The MSA term shall begin on the MSA Commencement Date
               --------
and shall continue until midnight of the tenth (10th) anniversary of the MSA Commencement Date, unless terminated earlier in accordance with the terms hereof (the "Term").

          (b)  Site Agreement Term and Renewal.  The initial term of each Site
               -------------------------------
Agreement and any renewal terms are provided in each Site Agreement. Notwithstanding the expiration of this MSA, the terms and conditions of this MSA shall continue to apply to each Site Agreement until the Site Agreement Term, including any renewal terms expires or terminates. User shall have the right to terminate a Site Agreement for a First Right Site if the conditions precedent in
Section 5 are not

___________________________
* Confidential portions omitted and filed separately with the Commission.

satisfied through no fault of User.

     7.   Rent.
          ----

          (a)  Base Rent.  During the Initial Term of any Site Agreement, User
               ---------
shall pay annual rent in equal annual installments in the amount set forth in each Site Agreement, (a) in advance on or before the Site Commencement Date and then on each anniversary date of the Site Commencement Date for Sites other than First Right Sites and (b) in advance on or before the delivery of the fully executed Site Agreement and then on each anniversary date of the Site Commencement Date for First Right Sites. If the Site Agreement for a First Right Site is terminated pursuant to Section 6(B), the annual rent that User had paid shall be credited towards annual rent for a separate Tower Site leased by User hereunder. Rent shall be payable by check, and checks shall be made payable to the order of the BellSouth entity specified in the applicable Site Agreement and shall be mailed to the address designated in the applicable Site Agreement. In the event that the initial base rent is paid by User but the Site Agreement does not commence because of a failure of a condition precedent described in Section 5 or such other reason as described herein, through no fault of User, BellSouth shall refund the initial annual payment of base rent.

          (b)  Taxes.
               -----

               (i)  Property Taxes. User shall be responsible for the reporting
                    --------------
and payment when due of any tax directly related to User's ownership or operation of the Facilities and such reporting and payment shall be made directly to the appropriate tax authorities.

               (ii) Sales Taxes.  BellSouth shall be responsible for billing,
                    -----------
collecting, reporting, and remitting sales taxes directly related to rent payments received pursuant to this MSA and any Site Agreement, if any. User shall be responsible for reimbursing BellSouth for all sales taxes billed related to rent payments received pursuant to this MSA and any Site Agreement, such reimbursement to be due and payable within thirty (30) days of BellSouth's delivery to User of a written invoice and copies of paid tax receipts specifying the payments made by BellSouth.

          (c)  Site Agreement Renewal Terms. If and when one or more of the Site
               ----------------------------
Agreement Renewal Terms (as defined in the applicable Site Agreement) are exercised by the User, upon the commencement of each Renewal Term, the annual rent for each Renewal Term shall increase by the percent set forth in such Site Agreement over the annual rent for the immediately preceding term.

          (d)  Additional Facilities.  If, after the installation of the
               ---------------------
Facilities, User, with the, prior written approval of BellSouth as required by
Section 10 hereof, modifies the Facilities by adding additional equipment to the Tower which materially increases the size or structural or windload on the Tower or is in a different location on the Tower than the Facilities such that additional rent is payable pursuant to Section 10 (vi) hereof, BellSouth and User acknowledge that the rent for the Site shall be increased by an amount set forth in the Site Agreement for each piece of additional equipment. If the Site Agreement is silent on rent for additional equipment, BellSouth and User acknowledge that the rent for the Site shall be increased by a mutually agreed upon amount. In the event BellSouth and User cannot agree upon the increased rent, the increase in rent shall be the fair market rental value for the additional equipment placed on the Tower, which shall be determined by BellSouth and User each designating, within five (5) days of the dispute, an independent MAI appraiser with demonstrated experience appraising similar property and telecommunication uses and shall be the average of the two appraisals prepared by the appraisers. Each party shall pay the fees of its appraiser.

     8.   BellSouth to Locate on User's Towers.  As additional consideration for
          ------------------------------------
BellSouth's agreement to lease, sublease, license or sublicense, as applicable, the Site to User, User hereby agrees to lease, sublease, license or sublicense, as applicable, to BellSouth space on User's tower and ground space adjacent to such tower for the construction and placement of an equipment shelter or cabinet (such tower and ground space collectively referred to as a "Reciprocal Site") and shall be evidenced by a site agreement and master site agreement, in substantially the same form as the Site Agreement for BellSouth's Tower and Property and this MSA. In the event User refuses to lease, sublease, license or sublicense, as applicable, a Reciprocal Site to BellSouth, for reasons unrelated to User's capacity, zoning, permits, licenses and other required approvals, or environmental issues with respect to such Reciprocal Site, BellSouth may elect to terminate any existing Site Agreement with respect to a Site in the same geographic market as the proposed Reciprocal Site refused by User in accordance with the provisions set forth in Section 20(b) hereof.

     9.   Relocation of Facilities.
          ------------------------

          (a) With respect to any Site, BellSouth reserves the right to change the location of User's Facilities upon sixty (60) days written notice to User to accommodate the communications equipment (including a change in frequency) of BellSouth. User shall relocate or remove the Facilities, at BellSouth's expense, within sixty (60) days of receipt of any such notice by User; provided, however, if the relocated space is unacceptable to User, in User's reasonable discretion, User shall have the right to terminate the Site Agreement upon written notice to BellSouth, which termination shall be effective the earlier of
(i) the date set forth in User's termination notice, or (ii) two hundred forty
(240) days from User's receipt of BellSouth's relocation notice. Upon such termination, the parties to the Site Agreement shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Facilities from the Property. In the event BellSouth needs additional capacity at a Site for its equipment and there is no space on the Tower in which to relocate User's Facilities, upon two hundred and forty (240) days notice, BellSouth may terminate a Site Agreement, and thereafter the Site Agreement shall be of no further force and effect, and except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Facilities from the Property, and BellSouth's obligation to reimburse User for the book value (to be determined. at the date of termination of the Site Agreement) of any structural enhancements made by User to such Site, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement.

          (b) In the event of a termination under this Section 9 within the Initial Term of the terminated Site Agreement, BellSouth shall also reimburse User a prorata portion of the Site Cost Reimbursement Amount applicable to such Site Agreement based on a five-year proration of the full Site Cost Reimbursement Amount. The amount reimbursed by BellSouth shall be equal to the prorata portion of the Site Cost Reimbursement Amount from the date of termination to the expiration of the Initial Term. BellSouth shall deliver such reimbursement to User within thirty (30) days of the termination date of the Site Agreement.

     10.  Installation, Modification and Relocation.
          -----------------------------------------

     During the term of the Site Agreement, including any renewal terms, User shall have the right, at User's expense, to install, and with BellSouth's prior written approval, which approval shall not be unreasonably withheld, delayed or denied, relocate and modify the Facilities on the Site. User's installation, maintenance, relocation, modification, and removal shall be in compliance with the following requirements:

          (i)  Facilities.  With regard to a modification or relocation of the
               ----------
Facilities, User shall provide BellSouth with an updated Exhibit "C" listing all
                                                         -----------
communications equipment to be located on the Site.

          (ii) Tower Analysis.  User shall submit to BellSouth a completed Tower
               --------------
analysis, prepared by licensed structural engineer approved by BellSouth (a) describing any and all installations, modifications, or relocations, as the case may be, of the Facilities on the Tower, (b) including information demonstrating continued compliance with the Tower manufacturer's warranty requirements, if delivered to User, current EIA/TIA standards, other legal requirements for the Tower, and any other information reasonably requested by BellSouth and (c) demonstrating that the installation, modification, or relocation, as the case may be, does not exceed the load capacity of the Tower. The Tower analysis shall be based on all Facilities listed on Exhibit "C" regardless of whether
                                           -----------
User does not intend to initially install all Tower Facilities. If the Tower is a monopole, User, at User's cost, shall be responsible for the installation of any platforms and cutting of portals required to install User's Tower Facilities; provided, however, User shall not cut any portal in the Tower if the cutting of such portal would adversely affect the manufacturer's warranty on the Tower, if any, or the integrity of the Tower. If the Tower is structurally inadequate to accommodate User's proposed installation, modification or relocation, User, subject to BellSouth's consent, which consent shall not be unreasonably withheld or delayed, shall have the right to structurally enhance the Tower to accommodate User's proposed installation, modification or relocation of User's Tower Facilities, provided User complies with the, following additional requirements:

               (1)  Plans and Specifications for Structural Enhancement. User
                    ---------------------------------------------------
shall submit to BellSouth all plans and specifications for structurally enhancing the Tower, the proposed architect, engineer and/or contractor involved in the structural enhancement, and a structural analysis demonstrating that the Tower, as structurally enhanced, will accommodate all equipment located on the Tower at the time of the structural enhancement and the proposed installation, modification, or relocation of User's Tower Facilities, as the case may be, all of which shall be approved by BellSouth, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2)  Payment of Costs.  User shall pay all costs incurred in
                    ----------------
structurally enhancing the Tower including, without limitation, all material costs, all architectural, engineering and contracting fees, all certificate, permit, license and approval fees, and all actual, reasonable costs incurred by BellSouth to review the plans and specifications and structural analysis.

                 (3)  Ownership of Structural Enhancements. Upon completion of
                      ------------------------------------
and payment by User for the structural enhancements, such structural enhancements shall become the property of BellSouth, and upon request, User shall promptly provide to BellSouth any bills of sale or documentation evidencing BellSouth's ownership of said enhancements.

          (iii)  Insurance.  User shall provide BellSouth with insurance
                 ---------
certificates for each Site evidencing that the insurance required by Section 17 of this MSA is in full force and effect including, without limitation, worker's compensation insurance and the insurance required of User's contractors and subcontractors.

          (iv)   Compliance with Laws.  User's installation, modification or
                 --------------------
replacement of the Facilities on the Site and structural enhancement of the Tower, if any, shall be in compliance with all applicable laws, regulations and requirements of any federal, state or local authority, including without limitation, OSHA work practice standards for performing said work. BellSouth, at no cost to BellSouth, agrees to cooperate with User to obtain such compliance.

          (v)    Availability of Space.  With regard to the relocation of the
                 ---------------------
Facilities, space on the Tower must be available at the levels, and/or space on the ground must be available at the locations, to which User desires to relocate and, if consent of the Master Landlord is required to relocate the Ground Facilities, then such consent must be obtained prior to relocation.

          (vi)   Additional Rent. User shall pay BellSouth additional rent, in
                 ---------------
an amount determined in accordance with the provisions of Section 7(d) hereof.

          (vii)  Plans and Specifications; Contractor.  User shall submit to
                 ------------------------------------
BellSouth (i) the plans and specifications, a detailed site plan and any other construction documents setting forth the proposed construction, installation and other work to be performed on the Site and Tower and (ii) the names of the proposed contractors and subcontractors performing any such construction, installation or other work, all of which shall be approved by BellSouth, such approval not to be unreasonably withheld, conditioned or delayed. Following the completion of any installation, modification or relocation, User shall provide to BellSouth, at User's expense, updated, as-built drawings, initialed by User, documenting all installed Facilities on the Site and conforming to the plans and specifications, site plan, and any other construction documents approved by BellSouth. The as-built drawings shall include an as-built survey locating the Site to a monument or the Tower (the "As-Built Survey"). Upon receipt and provided the As-Built Survey conforms to the plans and specifications, site plan and any other construction documents approved by BellSouth, BellSouth shall initial the As-Built Survey.

          (viii) Liens. User shall keep the Site, Tower, Property and Facilities
                 -----
free from any liens arising from any work performed, materials furnished or obligations incurred by or at the request of User in accordance with the provisions of Section 16 (c) hereof, with the sole exception of any liens with respect to equipment financing obtained by User for such Facilities provided that such equipment financing liens do not encumber, attach to or affect, in any manner, BellSouth's or the Master Landlord's right, title or interest in and to all or any part of the Towers or the Property.

          (ix)   Pre-construction Meeting; Other Construction Meetings. Prior to
                 -----------------------------------------------------
commencing any installation and/or construction, a duly authorized representative of User shall meet with a duly authorized representative of BellSouth at the Tower site to mutually approve the construction methods and procedures, such approval not to be unreasonably withheld, conditioned or delayed by either party. BellSouth and User agree to cooperate with one another in scheduling such pre-construction meeting. In addition, BellSouth and User will meet during and upon substantial completion of construction to mutually approve grounding and punch-list items, respectively, and BellSouth and User agree to cooperate with one another in scheduling such meetings.

     11.  Ingress and Egress.
          ------------------

          (a) Upon the Execution Date of a Site Agreement, BellSouth hereby grants to User, as well as User's contractors, subcontractors, agents, affiliates, or employees, subject to the limitations set forth herein or in the applicable Site Agreement, (i) the non-exclusive right to use the Tower, at locations mutually agreed upon by User and BellSouth, for the term hereof for ingress, egress, and access to the Tower Space adequate to service the Tower Facilities and (ii) if the term "Leased Space" as used in the Site Agreement includes Ground Space, a non-exclusive easement for the term hereof, for ingress, egress, and access to the Leased Space, on a twenty-four (24) hours per day, seven (7) days per week basis, across (aa) the Property in locations mutually agreed upon by BellSouth and User and (bb) if the Property is leased or licensed by BellSouth, across the property of the Master Landlord to the extent and in the locations of the Master Landlord-granted ingress, egress and access easements to BellSouth in the Master Lease/License. User or User's qualified, insured contractors under User's direct supervision, as well as SprintCom, Inc., a Kansas corporation ("SprintCom") shall have access to the Tower upon twenty-four (24) hours notice to BellSouth, which access shall be subject to the accompaniment, at BellSouth's option, of BellSouth's field personnel to provide an escort and/or supervision, and User shall reimburse BellSouth for BellSouth's actual, reasonable costs related thereto within thirty (30) days of BellSouth's delivery to User of a written invoice for such costs. The foregoing notwithstanding, User and SprintCom shall have access to the Leased Space and User's Facilities immediately and without notice in the event of an emergency, and User shall notify BellSouth as soon as practicable of User's access (SprintCom's) during such emergency. Other security measures required for a particular Site may be set forth in the Site Agreement. User shall be responsible to ensure that User's contractors, subcontractors, agents, affiliates, employees, as well as SprintCom, are adequately insured prior to gaining access to any Site. Without in any way limiting the scope of Section 18, User shall indemnify, protect and hold harmless BellSouth for any loss, claim, or damages resulting from access to any Site permitted in this paragraph.

          (b) Prior to the Execution Date of a Site Agreement, User may have access to a Property and the Tower situated thereon only upon the execution and delivery by BellSouth and User of an entry and testing agreement in form and substance substantially similar to Schedule "II" attached hereto and by
                                   -------------
reference made a part hereof (an "Entry and Testing Agreement") which will establish the terms under which User may access the Property and Tower for the "Permitted Activities," as defined in the applicable Entry and Testing Agreement.

     12.  Utilities, Cable Runs.  Upon execution of a Site Agreement, BellSouth
          ---------------------
hereby grants to User the non-exclusive right to use the Tower for the term hereof to place any cable runs on the Tower, at locations mutually agreed upon in writing by BellSouth and User, in order to service or operate the Facilities, subject to BellSouth's prior written approval of the design and installation method and procedures, such approval not to be unreasonably withheld, conditioned or delayed. If the term "Leased Space" as used in the Site Agreement includes the Ground Space, upon execution of the Site Agreement, BellSouth hereby grants to User a non-exclusive easement for the term hereof to place any utilities or cable runs on or bring utilities across the Property and if the Property is leased or licensed by BellSouth, the property of the Master Landlord to the extent and in the locations the Master Landlord granted utility and cable run easements. User shall pay the cost of all utility service necessary to install, maintain and operate the Facilities. Where practicable, User shall install a separate meter for User's use. If installation of a meter is not practicable, the parties shall prorate such charges based on approximate actual use within thirty (30) days of receipt by BellSouth of any invoice from an applicable utility company. User shall obtain and pay the cost of telephone connections. Installation of telephone service shall be in compliance with the procedures for installation and maintenance of Facilities set forth herein.

     13.  User's Covenants.  User covenants that from the Execution Date of a
          ----------------
Site Agreement, that the Facilities, and all installation, operation, modification, relocation and maintenance associated therewith, will:

          (a) In no way damage BellSouth's Tower, Property, any other structure or accessories thereto, any Prior User's, as defined below, equipment or facilities or any Subsequent User's, as defined below, equipment or facilities, normal wear and tear excepted. If damage, other than normal wear and tear, occurs and such damage is caused by User, or User's employees, agents, contractors, or subcontractors, then User shall be liable for repair or reimbursement of repair for said damages;

          (b) Not interfere with BellSouth's operation on the Tower or the operations of any Prior User (as defined herein). For purposes hereof, a "Prior User" shall mean any other user of the Tower that has submitted to BellSouth a site application in good faith prior to the submission of User's Site Application for such Tower, which site application serves as the basis for a written agreement for the use of the Tower by such user. In the event BellSouth determines, in its sole discretion based on standard and accepted engineering practices, that User's Facilities are interfering with the operation of BellSouth's or a Prior User's equipment, authorized frequency spectrum or signal strength, User shall, within forty-eight (48) hours of notification, take all steps necessary to eliminate the interference, with the exception of ceasing User's operations. If User cannot eliminate or resolve such interference within the forty-eight (48) hour period, BellSouth shall have the right to require that User turn off its Facilities and only turn on its Facilities during off-peak hours specified by BellSouth in order to test whether such interference continues or it has been satisfactorily eliminated. In the event that User is unable to resolve or eliminate, to the satisfaction of BellSouth, such interference within thirty (30) days from the initial notification of such interference, User will immediately remove or cease operations of the objectionable Facilities and BellSouth shall have the right to terminate the applicable Site Agreement. User shall not on any Site interfere with BellSouth's use of the Site, the provision of services to BellSouth's customers, or the use of the Site by other Prior Users. Such interference shall be deemed a material breach of the Site Agreement.

          (c) Not interfere with the maintenance of BellSouth's Tower and the Tower lighting system;

          (d) Keep the Facilities in a state of repair acceptable to BellSouth in BellSouth's reasonable discretion;

          (e) Identify the Facilities with metal tags fastened securely to its bracket on the Tower and to each transmission line;

          (f) Comply with all applicable rules and regulations of the Federal Communications Commission ("FCC") and all federal, state and local laws governing use of the Facilities on the Site;

          (g) Comply with all applicable laws and ordinances and promptly discharge or bond off any lien for labor or material within thirty (30) days of filing same;

          (h) Within thirty (30) days after the expiration or termination of a Site Agreement, remove all Facilities from the Property and restore the Tower and the Site to its original condition, normal wear and tear excepted. In the event User has not removed the Facilities at the time of expiration or termination of the Site Agreement, User shall pay rent at the then existing monthly rate or on the existing monthly pro-rata basis if based upon a longer payment term until such time as the removal of the Facilities is completed. In the event User does not remove its Facilities within thirty (30) days after the expiration or termination of the Site Agreement, BellSouth shall have the right to remove and store the Facilities, at User's sole expense, and User shall reimburse BellSouth for such expenses upon demand. If BellSouth removes the Facilities, BellSouth shall not be responsible for any damage to the Facilities during the removal and storage thereof unless caused by the gross negligence of BellSouth. Notwithstanding the foregoing, except as may be required under any lease or license agreement pursuant to which BellSouth has rights in and to the Property, User shall not be required to remove any concrete pads upon which User's equipment shelters or cabinets may have been located upon the expiration or termination of a Site Agreement;

          (i) Upon the completion of the initial installation of the Facilities on the Site, within thirty (30) days of the completion of the relocation of the Facilities or installation of additional Facilities on the Site and, for any year in which User has performed a site audit on the Site or the Facilities or User's operations at the Site have changed or been modified, by December 1 of each year throughout the term of the Site Agreement, User shall provide BellSouth with the number of batteries, battery model numbers, battery manufacturers, the number of cells in each battery and the amount of sulfuric acid in User's batteries on the Site in order for BellSouth or if, the property is leased or licensed by BellSouth, the Master Landlord, to file such information with the Environmental Protection Agency ("EPA") and any state and local authorities as required by applicable law. Further, within thirty (30) days of User's receipt of a written request from BellSouth, User will provide BellSouth with any other information and copies of documents relating to the Facilities located on the Site which BellSouth or Master Landlord may be required to file with the FCC, EPA or any other governmental agencies. User agrees to indemnify and hold BellSouth harmless from any liabilities resulting from any inaccuracies in such information or documentation delivered by User to BellSouth or User's failure to provide BellSouth with such information or documentation in accordance with the provisions of this Section 13(i);

          (j) Be coordinated through BellSouth and User shall cooperate with BellSouth.

          (k) It is recognized that certain construction, such as the erection of an antenna support structure, can have an effect on a given AM Signal Array within certain parameters. This issue is addressed in Part 22 of the FCC Rules and Regulations. A statement of this policy regarding structures erected or modified by Commission Licensees in the vicinity of broadcast AM Stations is found in the FCC Report No. CL-90-40, "Re-Publication of Standard Broadcast Re-Radiation and Tower Construction Authorized Under Part 22 of the Rules." This policy states that "Licensees and Permitees planning to construct or modify a tower within 2 miles of a directional AM array or within .5 miles of a non-directional AM tower should take certain precautions..." to protect the array of said AM Station(s).

     BellSouth has constructed its Towers in compliance with the rules and regulations of the FCC. By User's collocation on any BellSouth Tower, User accepts full responsibility (including financial responsibility) to take any and all measures to comply with the FCC mandate as it pertains to modifications of existing towers. After this mandate has been satisfied, all documentation to substantiate compliance will be forwarded to BellSouth for records maintenance.

     In the event that the applicable Tower at any Site was fitted with a detuning apparatus to protect the array of a given AM Station, User will be responsible for following the procedure set forth below to ensure that the Tower remains in compliance:

     Prior to actual collocation on the existing BellSouth Tower, a certified letter will be sent from User to the AM station(s) in question advising said station(s) of the intent to collocate on the BellSouth existing Tower. This document will reference that BellSouth has detuned the structure with the installation of a detuning apparatus; furthermore, the Tower will not be increasing in electrical height and therefore this collocation will cause no further perturbation to the AM Signal. A copy of this letter will be furnished to BellSouth for record purposes. After the collocation has been completed, User will ensure the proper working condition of the detuning apparatus by retaining the appropriate BellSouth detuning consultant to take proximity measurements of the Tower to adjust said apparatus to include the new antenna. This course of action is necessary because the detuning apparatus will need to be rendered inert during the actual installation of any additional antennas to the structure. Any costs involved in following this procedure will be the responsibility of User.

     If, due to User's collocation, it becomes necessary to modify the actual height of the Tower, it will be the responsibility of User to retain a detuning consultant and perform a partial proof of performance report and/or install/modify detuning apparatus to ensure the integrity of a given AM Signal.

     14.  BellSouth's Covenants.  BellSouth covenants that during the term of a
          ---------------------
Site Agreement it shall:

          (a) Maintain the Tower and surrounding area in a safe condition;

          (b) Except as otherwise set forth in this MSA, take no action which would adversely affect the User's proposed use of the Site;

          (c) Upon User's payment of rent and performance of its covenants, but subject to the terms of any Master Lease/License pursuant to which BellSouth has rights in and to the Property, and subject to any prior lien or encumbrance on the Property, ensure User's quiet use and enjoyment of the Site;

          (d) Comply with all applicable rules and regulations of the FCC, the FAA, and all federal, state and local laws governing the Tower and Property;

          (e) Not permit any Subsequent User (as defined herein) to interfere with the operation of User's equipment, authorized frequency spectrum, signal strength or Facilities. For purposes hereof, a "Subsequent User" shall mean any other user of the Tower that submits to BellSouth a site application for the use of such Tower after the submission of User's Site Application for such Tower.
In the event BellSouth determines, in its sole discretion based on standard and accepted engineering practices, that the Subsequent User is interfering with the operation of User's equipment, authorized frequency spectrum, signal strength or Facilities, BellSouth shall, within forty-eight (48) hours of notification, take all steps reasonably necessary to eliminate the interference, with the exception of ceasing the Subsequent User's operations. If the Subsequent User cannot eliminate or resolve such interference within the forty-eight (48) hour period, BellSouth shall take all steps reasonably necessary to require that the Subsequent User turn off its facilities and only turn on its facilities during off-peak hours specified by BellSouth in order to test whether such interference continues or it has been satisfactorily eliminated. In the event that the Subsequent User is unable to resolve or eliminate, to the satisfaction of BellSouth, such interference within thirty (30) days from the initial notification of such interference, the Subsequent User will immediately remove or cease operations of the objectionable facilities. Notwithstanding the foregoing, if the Subsequent User is a governmental entity, BellSouth shall have the right to give the governmental entity five (5) business days notice prior to BellSouth being required to take any actions required by this Section 14(e) to cure such interference. BellSouth shall give such governmental entity written notice of the interference within two (2) business days of BellSouth's determination that such action is reasonably necessary. BellSouth's notice to the governmental entity shall be deemed given on the day it is delivered by hand or on the day it is deposited with an overnight courier or the United States mail;

          (f) Not permit any Prior User or Subsequent User to damage User's Facilities or the Site, normal wear and tear excepted. If damage by BellSouth, a Prior User, or Subsequent User, other than normal wear and tear, occurs to User's Facilities or the Site, then BellSouth, such Prior User, or Subsequent User, shall be liable for repair or reimbursement of repair for such damages caused by such party;

          (g) Use reasonable efforts not to violate or breach any term of the Master Lease/License giving the Master Landlord the right, with the passage of time and/or giving of notice, to terminate the Master Lease/License; deliver to User copies of every notice of default, non-renewal or non-conformance received from Master Landlord immediately upon receipt thereof by BellSouth, and User shall have the right, but not the obligation, to cure any such defaults of BellSouth within the periods afforded BellSouth under the Master Lease;

          (h) Provide the Master Landlord with the information necessary to enable the Master Landlord to comply with the reporting requirements of the EPA or any other governmental agency; provided, however, BellSouth shall have no obligation to provide the Master Landlord with information regarding the User's Facilities if User has not provided BellSouth with such information in accordance with the provisions of Section 13(i) hereof.

     15.  Compliance with Laws.
          --------------------

          (a) FCC and FAA Compliance.  BellSouth acknowledges that it is aware
              ----------------------
of its obligations under Section 303 of the Communications Act of 1934 (47 U.S.C. 303), as amended, to maintain the painting and illumination of Towers as prescribed by the FCC. BellSouth further acknowledges that it is aware that it is subject to forfeitures assessed by the FCC for violations of such rules and requirements. BellSouth further acknowledges that it, and not User, shall be responsible for compliance with all Tower or building marking and lighting requirements which may be required by the Federal Aviation Administration ("FAA") or the FCC. BellSouth shall indemnify and hold harmless User from any fines or other liabilities caused by BellSouth's failure to comply with such requirements. Further, should User be cited by either the FCC or FAA because a Tower is not in compliance within the time frame allowed by the citing agency, User may terminate the Site Agreement for such Tower immediately upon notice to BellSouth, or, at User's option, cause the Tower to comply with FAA or FCC requirements and BellSouth shall be responsible for reimbursing User for its actual, reasonable costs incurred to bring the Tower into compliance with FAA or FCC requirements. Notwithstanding the foregoing, if FAA or FCC compliance requires the removal and/or relocation of the Tower, User's sole remedy shall be to terminate the Site Agreement for such Tower. Upon such termination, the parties to the Site Agreement shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Facilities from the Property.

          (b) Hazardous Substances.  BellSouth and User agree that they will not
              --------------------
use, store, dispose, or release any Hazardous Substances on the Property in violation of any applicable federal, state or local law, regulation, or order. "Hazardous Substances" means any hazardous material or substance which is or becomes defined as a hazardous substance, pollutant or contaminant subject to reporting, investigation or remediation pursuant to any federal, state or local law, regulation or order; and any substance which is or becomes regulated by any federal, state or local governmental authority; and any oil, petroleum products and their by-products. BellSouth and User acknowledge that User, BellSouth, Prior Users and Subsequent Users may each use diesel fuel and batteries in appropriate small quantities from time to time to operate emergency back-up generators provided that the transportation, delivery, storage, use and disposal by User, BellSouth, a Prior User, or a Subsequent User, as the case may be, is in compliance with all federal, state and local laws, regulations and orders. BellSouth agrees to indemnify and save harmless the User against any and all claims, liabilities, demands, causes of action, losses, damages, orders, judgments, penalties, clean-up costs, costs and expenses including, without limitation, attorneys fees and costs, arising from BellSouth's misrepresentation, breach of warranty or breach of agreement contained in this
Section 15(b). User agrees to indemnify and save harmless BellSouth against any and all claims, liabilities, demands, causes of action, losses, damages, orders, judgments, penalties, clean-up costs, costs and expenses including, without limitation, attorneys fees and costs arising from User's misrepresentation, breach of warranty or breach of agreement, contained in this Section 15(b). The obligations of BellSouth and User to indemnify the other pursuant to this
Section 15(b) shall survive the termination or expiration of this MSA and each Site Agreement.

          (c) Phase I - Environmental Site Assessment.  After the execution and
              ---------------------------------------
delivery by BellSouth and User of an Entry and Testing Agreement for a Site User may perform a Phase I -environmental site assessment on the Property pertaining to such Site provided such Phase I -environmental site assessment does not involve any subsurface soils testing and further provided that User provides BellSouth with a complete written copy of the Phase I - environmental site assessment within ten (10) days of completion at no expense to BellSouth. Only with BellSouth's prior written consent and subject to BellSouth's supervision may User perform a Phase II - environmental site assessment on the Property.

          (d) National Environmental Policy Act Compliance.  Upon execution of a
              --------------------------------------------
Site Agreement, and except as provided in a Site Agreement, BellSouth represents that the Tower and Property comply with the applicable provisions of the National Environmental Policy Act, 47 C.F.R. Section 1.1301 et seq. (`NEPA'). BellSouth acknowledges that it, and not the User, shall be responsible for compliance with all applicable provisions of NEPA. BellSouth shall indemnify and hold harmless User from any fines or other liabilities caused by BellSouth's failure to comply with NEPA. In no event shall BellSouth be responsible to User for lost profits, market share or consequential damages. Further, should BellSouth be cited for noncompliance with NEPA and fail to bring the Tower and/or Property into compliance, User, in addition to any and all other remedies available to User at law or in equity, may terminate this Site Agreement immediately upon written notice to BellSouth, or, at User's option, cause the Tower to comply with NEPA and BellSouth shall be responsible for reimbursing User for its actual, reasonable costs incurred to bring the Tower into compliance with NEPA requirements. Notwithstanding the foregoing, if NEPA compliance requires the removal and/or relocation of the Tower, User's sole remedy shall be to terminate the Site Agreement for such Tower. Upon such termination, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under this Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Facilities from the Property.

          (e) User acknowledges and understands that BellSouth has installed or will install certain signage and/or physical barriers pertaining to radio frequency exposure from BellSouth's transmitter and other equipment. User shall instruct all of its personnel and its contractors performing work at the site to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. In no event shall User's personnel or contractors tamper with any such signage or barriers. User shall be responsible for placement of signage or physical barriers at or near its facilities at the Site in order to comply with applicable FCC radio frequency exposure guidelines. BellSouth agrees that it shall cooperate with User in these efforts and that BellSouth shall instruct its personnel and contractors performing work at the Site to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. In no event shall BellSouth's personnel or contractors tamper with any such signage or barriers. BellSouth and User shall cooperate in good faith to minimize any confusion or unnecessary duplication that could result from similar signage being posted respecting other carriers' transmission equipment (if any) at or near the Site.

     16.  Assignment or Subletting; No Liens.
          ----------------------------------

          (a) Assignment by User.  User shall not assign, convey, or transfer
              ------------------
its interest in this MSA or any Site Agreement without first obtaining BellSouth's written approval, which approval may not be unreasonably withheld, conditioned, or delayed. User is not permitted to sublease or to license its interest in this MSA or any Site Agreement. Notwithstanding the foregoing, User has the right, without the necessity of obtaining BellSouth's consent, to assign this MSA or any Site Agreement to a User Affiliate (as defined herein), provided that User notifies BellSouth in writing of such assignment. For purposes hereof, "User Affiliate" shall mean any entity which controls, is controlled by, or is under common control with User or to any entity resulting from the merger or consolidation of User, or to any person or entity which acquires substantially all of the assets of User, provided that such assignee assumes in full all of the obligations of User under this MSA and the Site Agreements that may be assigned. Notwithstanding the above, in the event of a termination of User's management relationship with SprintCom, User shall be permitted to assign its rights under any Site Agreements to SprintCom, upon written notice to BellSouth.

          (b) Assignment by BellSouth.  BellSouth shall have the right to assign
              -----------------------
this MSA or any Site Agreement to a BellSouth Affiliate (as defined herein) or an assignee who purchases an MSA, RSA, BTA or MTA, as defined by the FCC, without User's prior approval, and shall notify User within a reasonable time of any such assignment. For purposes of this MSA and the Site Agreements, "BellSouth Affiliate" shall mean any entity which controls, is controlled by, or is under common control with BellSouth Carolinas PCS, L.P. ("BSCP") or BellSouth Personal Communications, Inc. ("BPCI"), to any entity resulting from the merger or consolidation of BSCP or BPCI, or to any person or entity which acquires substantially all of the assets of BSCP or BPCI, provided that such assignee assumes in full all of the obligations of BellSouth, under this MSA and the Site Agreements that may be assigned.

          (c) Liens.  Except as provided in Section 10 (viii) hereof, User shall
              -----
keep the Property, the Tower, the Site and the Facilities free from any liens arising from any work performed, materials furnished or obligations incurred by or at the request of User. All persons either contracting with User or furnishing or rendering labor and materials to User shall be notified in writing by User that they must look only to User for payment for any labor or materials. If any lien is filed against the Property, the Tower, the Site or the Facilities as a result of the acts or omissions of User, its employees, agents or contractors or subcontractors, User shall discharge it or bond it off within thirty (30) days after User learns that the lien has been filed.

     17.  Insurance, Risk of Loss.
          -----------------------

          (a) User's Insurance.  Prior to installation of the Facilities and to
              ----------------
having access to a Site and at all times during the term of a Site Agreement, User shall provide proof of insurance for each individual Site, as outlined below, satisfactory to BellSouth, and maintain the coverages specified below during the term of a Site Agreement and until all Facilities are removed from the Site following termination of a Site Agreement:

              (i) Commercial General Liability Insurance with limits of not less than $2,000,000 per occurrence and in the aggregate.

              (ii)    Workers' Compensation coverage in the statutory amount.

              (iii) Employers Liability coverage with limits of not less than $500,000 each accident, $500,000 each employee by disease and $500,000 policy limit by disease.

              (iv) Automobile Liability for Owned and Non-Owned Autos, Combined Single Limit of $1,000,000.

              (v) All Risk Insurance with Replacement Value coverage of User's Facilities and personal property located on the Property.

          (b) BellSouth's Insurance.  At all times during the term of a Site
              ---------------------
Agreement, BellSouth shall maintain insurance for such Site as outlined below:

              (i) Commercial General Liability Insurance with limits of not less than $2,000,000 per occurrence and in the aggregate.

              (ii)    Workers' Compensation coverage in the statutory amount.

              (iii) Employers Liability coverage with limits of not less than $500,000 each accident, $500,000 each employee by disease and $500,000 policy limit by disease.

              (iv) Automobile Liability for Owned and Non-Owned Autos, Combined Single Limit of $1,000,000.

              (v) All Risk Insurance with Replacement Value coverage of the Tower and BellSouth's personal property located on the Property.

          (c) Additional Insured.  BellSouth shall be named as additional
              ------------------
insured on the policy listed in Section 17(a)(i) above. User shall be named as additional insured on the policy listed in Section 17(b)(i) above. Additionally, each party shall obtain a waiver of subrogation from its insurer on the policies listed in Section 17(a)(i) and Section (b)(i) above. BellSouth and User may satisfy this requirement by obtaining appropriate endorsements to any master or blanket policy of liability insurance User or BellSouth, as applicable, may maintain. No policy may be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to BellSouth or User.

          (d) Third Parties.  User and BellSouth shall require their respective
              -------------
contractors and subcontractors to `carry workers' compensation insurance and adequate liability insurance in conformity with the minimum requirements listed above.

          (e) Risk of Loss; Limitation of Liability.  Notwithstanding anything
              -------------------------------------
herein to the contrary, each party shall bear the risk of loss of or damage to the respective personal property during the term of each Site Agreement except to the extent caused by the negligence or willful misconduct of the other party. Neither party shall be liable for any damage to the other party's personal property except to the extent caused by a party's negligence or willful misconduct. Notwithstanding anything herein to the contrary, the parties shall not be liable for any consequential or incidental damages incurred by the other party due to any malfunction, vandalism, acts of God (including, without limitation, lightning, wind, rain, hail, fire or storms) or any other damage resulting from any reason. In the event the Tower or other portions of the Site are destroyed or so damaged as to be unusable, BellSouth or User shall be entitled to elect to cancel and terminate the Site Agreement, or in the alternative may elect to restore the Site, in which case User and BellSouth shall remain bound hereby but shall be entitled to an abatement of rent during the loss of use, if the User or BellSouth has not elected to cancel the Site Agreement. In no event shall the leasehold or other interest created by the Site Agreement be specifically enforceable and in no event shall either BellSouth or User be responsible to any party for consequential damages, lost business opportunities, profits or market share.

          (f) Removal of Facilities.  User's obligation to provide the insurance
              ---------------------
coverages set forth in this Section 17 shall survive the expiration or termination of the Site Agreement until the User's Facilities are removed from the Property.

     18.  Indemnification.  User does hereby agree to indemnify and save
          ---------------
BellSouth harmless from any and all claims, liabilities, demands, causes of action, losses, damages, orders, judgments, penalties, costs and expenses, including without limitation, reasonable attorneys fees and costs (i) for property damage or personal injuries or death caused by the negligence or willful misconduct of User, User's agents, employees, and contractors arising out of User's occupancy of the Site or the installation, maintenance, operation and removal of the Facilities, or (ii) resulting from the User's breach of any term or condition of this MSA or a Site Agreement. BellSouth does hereby agree to indemnify and save User harmless from any and all claims, liabilities, demands, causes of action, losses, damages, orders, judgments, penalties, costs and expenses, including without limitation, reasonable attorneys fees and costs
(i) for property damage or personal injuries or death caused by the negligence or willful misconduct of BellSouth, BellSouth's agents, employees, and contractors arising out of BellSouth's occupancy of the Site or the installation, maintenance and operation of the Facilities, or (ii) resulting from BellSouth's breach of any term or condition of this MSA or a Site Agreement. The obligations to indemnify and hold harmless set forth in this Section shall survive the expiration or termination of this MSA and each respective Site Agreement.

     19.  Default.
          -------

          (a)  User's Default.  Each of the following shall be considered a
              --------------
default of a Site Agreement by the User:

               (i) The failure to pay any rent or other charges required pursuant to this MSA and the Site Agreement within thirty (30) days after receipt of BellSouth's written notice of such failure;

               (ii) The failure to cure, within (30) days after receipt of BellSouth's written notice thereof, any breach of any other term of this MSA or the Site Agreement, provided, however, that if such breach is not capable of being cured within such period but User has undertaken efforts to cure such breach, and such breach is capable of being cured, such thirty (30) day period shall be extended for so long as User is diligently attempting in good faith, to cure such breach, not to exceed an additional thirty (30) calendar days (except for promises relating to interference as set forth in Section 13 (b) hereof);

               (iii) Abandonment of the Site ("Abandonment" being defined as user not using the Site for sixty (60) consecutive days);

               (iv) The failure of User to eliminate interference problems as set forth in Section 13(b); or

               (v) If (a) User gives notice to any governmental body of its insolvency or pending insolvency or makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of its creditors, or files an answer admitting the material allegations of, or consenting to, or defaults in answering any pleading filed with respect to the commencement of any case or proceeding respecting User under any bankruptcy or insolvency law, or (b) any order for relief is entered against User in any case in bankruptcy, any order, judgment or decree is entered against User by a court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of User or of all or a substantial part of its assets, and such order, judgment, or decree continues unstayed and in effect for a period of ninety (90) consecutive days, or any proceeding for the reorganization of a party under, or for an arrangement under, any bankruptcy or insolvency law applicable to User is commenced whether by or against User and not dismissed within ninety (90) days from commencement thereof.

Upon default of a Site Agreement by User, in addition to all other remedies provided at law or in equity, BellSouth may, at its option:

               (aa) elect to remove all of the Facilities by legal process, thereby terminating the Site Agreement, and store the Facilities at User's expense, payable upon demand by BellSouth.

               (bb) elect to treat the Site Agreement in full force and effect and shall be entitled to collect the rent provided for hereunder.

Upon the termination of a Site Agreement pursuant to Section (aa) above, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for indemnity obligations, including without limitation, environmental indemnity and tax obligations, any obligations arising prior to the date of termination, and User's obligation to remove its Facilities from the Property.

          (b)  BellSouth's Default.  Each of the following shall be considered a
               -------------------
default of a Site Agreement by BellSouth:

               (i) The failure to cure, within (30) days after receipt of User's written notice thereof, any breach of any other term of this MSA or the Site Agreement, provided, however, that if such breach is not capable of being cured within such period but BellSouth has undertaken efforts to cure such breach, and such breach is capable of being cured, such thirty (30) day period shall be extended for so long as BellSouth is diligently attempting in good faith, to cure such breach, not to exceed an additional thirty (30) calendar days (except for promises relating to interference by a Subsequent User as set forth in Section 14 (e) which must be cured within the time frame set forth in Section 14 (e) and except for any breach of the Master Lease/License which must be cured within the time frames set forth in the Master Lease/License); or

               (ii) The failure of BellSouth to eliminate interference problems as set forth in Section 14 (e).

Upon default of a Site Agreement by BellSouth, in addition to all other remedies provided at law or in equity, User may, at its option:

               (aa) elect to cure BellSouth's default, in which event User shall have the right to offset any and all reasonable costs incurred in curing BellSouth's default against any rent or other amounts due BellSouth; or

               (bb) elect to terminate the Site Agreement as of the date of the default and to recover from BellSouth all damages (except those for which BellSouth is not liable under the terms of this MSA) incurred by User as a result of such default. Upon such termination, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, obligation to pay damages, and User's obligation to remove the Facilities from the Property.

     20.  Termination.
          -----------

          (a)  Termination of Site Agreement.
               -----------------------------

               (i)    Termination by User. Notwithstanding anything to the
                      -------------------
contrary contained in this MSA, User shall be entitled to terminate a Site Agreement after the Commencement Date, with written notice to BellSouth in the event:

               (a) any Approval is canceled, expires, lapses, or is otherwise withdrawn or terminated through no fault of the User; or

               (b) any notice by BellSouth of relocation of User's Facilities pursuant to Section 9 hereof is unacceptable to User.

Any such termination by User shall be effective thirty (30) days after receipt of written notice by BellSouth. Upon such termination, the Site Agreement shall terminate and be of no further force and effect, and except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligations to remove the Facilities from the Property, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement.

               (ii)   Termination by BellSouth.
                      ------------------------

               (a) In the event BellSouth's right to occupy the Property is terminated at any time following execution of a Site Agreement as a result of the termination or expiration of the Master Lease/License, the Site Agreement shall automatically terminate upon the effective termination date of the Master Lease/License and be of no further force and effect, and except for any indemnity obligations and User's obligation to remove the Facilities from the Property, the parties hereto shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement. It is specifically understood that BellSouth is under no obligation to extend the term of the Master Lease/License, irrespective of the term stated in the Site Agreement. The applicable Site Agreement shall expire upon the expiration or termination of the applicable Master Lease/License

          (b) In the event BellSouth needs additional capacity at a Site for its equipment, BellSouth may terminate a Site Agreement as provided in Section 9 hereof. In the event User refuses to lease, sublease, license or sublicense, as applicable, a Reciprocal Site to BellSouth, for reasons unrelated to User's capacity, zoning, permits, licenses and other required approvals, or environmental issues with respect to such Reciprocal Site, BellSouth may elect to terminate any existing Site Agreement in the same geographic market as the proposed Reciprocal Site refused by User, effective thirty (30) days after receipt by User of written notice. Upon termination of any Site Agreement, such terminated Site Agreement shall be of no further force and effect and the parties hereto shall be released from all duties, obligations, liabilities, and responsibilities under the terminated Site Agreement, except for indemnity obligations, User's obligation to remove the Facilities from the terminated Site, and User's obligations set forth in Section 13 (h) hereof. In the event User does not remove its Facilities from the terminated Site as provided in
Section 9 or Section 13 (h) hereof, as applicable, BellSouth shall have the right to remove and store User's Facilities, at User's expense.

     21.  Condemnation.  If the whole of the Property or Site which are subject
          ------------
of any Site Agreement or so much thereof as to interfere with the use thereof shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, such Site Agreement shall terminate as of the date when possession is taken. In such event, BellSouth shall be under no liability to User resulting from such condemnation and User shall be entitled to no part of any condemnation award except so much thereof as the condemning authority expressly allocates to that portion of the proceeds directly attributable to the value of User's Facilities on the Tower, its leasehold interest in the Site, and moving or relocation expenses incurred by User. BellSouth shall provide User with notice in writing of any actual or threatened condemnation proceedings promptly after receiving notice thereof. Upon such termination, the parties to the Site Agreement shall be released from all duties, obligations, liabilities and responsibilities under the Site Agreement except for any indemnity obligations, including without limitation, environmental indemnity and tax obligations, and User's obligation to remove the Facilities from the Property.

     22.  Mortgage by BellSouth.  This MSA and each Site Agreement is and shall
          ---------------------
be subject to a security interest or mortgage which might now or hereafter constitute a lien upon the Site. This MSA and each Site Agreement is and shall be subject and subordinate in all respects to any and all such mortgages on the Site and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any mortgage covering any Site, the User shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the lessor/licensor, as applicable, under this MSA and the applicable Site Agreement(s); provided that so long as the User is not in default hereunder, this MSA and the applicable Site Agreement(s) shall remain in full force and effect, and User's use and occupancy pursuant to this MSA and applicable Site Agreements shall not be disturbed.

     23.  Entirety.  This MSA and Site Agreement, including all Schedules and
          --------
Exhibits hereto and thereto, constitute the entire agreement between BellSouth and User and any modification to the MSA or Site Agreement, any Schedule or Exhibits hereto or thereto, must, in order to be effective, be in writing, signed by authorized representatives of each party.

     24.  Waiver.  Failure or delay on the part of either party to exercise any
          ------
right, power, privilege or remedy hereunder shall not operate as a waiver thereof; nor shall any single or partial exercise of any right under this MSA of under a Site Agreement preclude any other or further exercise thereof or the exercise of any other right.

     25.  Binding Effect.  This MSA and the Site Agreements shall extend to and
          --------------
bind the heirs, personal representatives, successors, permitted assigns, or its successors in interest of the parties hereto.

     26.  Governing Law.  This MSA and each Site Agreement and performance
          -------------
hereunder and thereunder shall be governed, interpreted, construed and regulated by the laws of the state where the Property and Site are located.

     27.  Notice.  All notices hereunder shall be deemed validly given if sent
          ------
by certified mail, return receipt requested, or with a nationally recognized courier which provides notice of receipt, postage fully prepaid, addressed as follows, or to such other addresses as may be given from either party in writing to the other:

          BellSouth:  BellSouth Personal Communications, Inc.
                      3353 Peachtree Road,
                      N.E., Suite 300
                      Atlanta, GA 30326
                      Attn: Real Estate Manager

                      with a copy to:

                      BellSouth Personal Communications, Inc.
                      3353 Peachtree Road,
                      N.E., Suite 400
                      Atlanta, GA 30326
                      Attn: Legal Department

          User:       AirGate Wireless, LLC
                      4201 Congress Street, Suite 400
                      Charlotte, NC 28209
                      Attn: Chief Operating Officer

                      with a copy to:

                      AirGate Wireless, LLC
                      230 Peachtree Street, Suite 1700

                      Atlanta, GA 30303
                      Attn: Legal Department

     28.  Headings.  Section headings in this MSA and in each Site Agreement are
          --------
included for the convenience of reference only and shall not constitute a part of this MSA or the Site Agreement for any other purpose.

     29.  Brokerage.  User warrants and represents to BellSouth that it has not
          ---------
dealt with a real estate agent or broker with respect to this MSA or any Site Agreement, and shall hold BellSouth harmless against all claims by any real estate agent or broker claiming a commission hereunder or thereunder on behalf of User. BellSouth warrants and represents to User that except for GlobalComm, Inc., it has not dealt with a real estate agent or broker with respect to this MSA or any Site Agreement, and shall hold User harmless against all claims by any real estate agent or broker claiming a commission hereunder or thereunder on behalf of BellSouth.

     30.  Memorandum of Lease.  At the request of User, BellSouth hereby agrees
          -------------------
to execute a memorandum or short form of lease (a "Memorandum of Lease"), in form satisfactory for recording, and such Memorandum of Lease may be filed of record by the User, at User's sole cost, including taxes or assessments incurred in connection therewith. The parties understand and agree that this MSA and the Site Agreements shall not be recorded of record. User agrees to prepare, execute and record, at its expense, a release, within thirty (30) days of expiration or termination of a Site Agreement. In the event User fails to do so, BellSouth has a contractual right as User's agent for this limited purpose to prepare, execute and record such release and User shall reimburse BellSouth, upon demand, for all expenses, including attorney fees and filing fees, incurred in connection therewith.

     31.  Counterparts.  This MSA and each Site Agreement may be executed in any
          ------------
number of counterparts, each. of which shall be an original, but all of which together shall constitute but one instrument.

     32.  Authority.  Each party hereby represents and warrants to the other
          ---------
that all necessary corporate authorizations required for execution and performance of this MSA and each Site Agreement have been given and that the undersigned officer is duty authorized to execute this MSA and each Site Agreement and bind the party for which it signs.

     33.  Severability.  If any term, covenant, condition or provision of this
          ------------
MSA or the Site Agreement or any application hereof or thereof shall, to any extent, be invalid or unenforceable, the remainder of this MSA and each Site Agreement shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law.

                 [Remainder of page intentionally left blank.)

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                              BELLSOUTH:
                              ----------

                              BELLSOUTH CAROLINAS PCS, L.P.,
                              a Delaware limited partnership (SEAL)

                              By: BellSouth Personal Communications, Inc., a Delaware corporation, its general partner

                                    By: /s/ Bill C. Mayberry
                                        -----------------------------------
                                    Name:  Bill C. Mayberry
                                          ---------------------------------
                                    Title: Asst. Vice President-Real Estate
                                           --------------------------------

                                    Attest: /s/ Mark Van Dyke
                                            -------------------------------

                                    Name:  Mark Van Dyke
                                          ---------------------------------
                                    Title:    Asst. Secretary
                                           --------------------------------

                                    [AFFIX CORPORATE SEAL]

                              BELLSOUTH PERSONAL COMMUNICATIONS, INC., a Delaware corporation

                              By:            [sig]
                                  -----------------------------------------
                              Name:   Bill C. Mayberry
                                    ---------------------------------------
                              Title: Asst. Vice President-Real Estate
                                     --------------------------------------

                              Attest:       [sig]
                                      -------------------------------------
                              Name:   Mark Van Dyke
                                    ---------------------------------------
                              Title:   Asst. Secretary
                                     --------------------------------------

                              [AFFIX CORPORATE SEAL]

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                              USER:
                              -----

                              AIRGATE WIRELESS, L.L.C.
                              a Delaware limited liability company (SEAL)

                              By:             [sig]
                                  ---------------------------
                              Name:    W. Chris Blane
                                    -------------------------
                              Title:       Manager
                                     ------------------------

                              Witness:        [sig]
                                       ----------------------
                              Name:     Elizabeth A. Prothero
                                    -------------------------
                              Title:_________________________

STATE OF GEORGIA  )
                  )
FULTON COUNTY     )

I, a Notary Public for said County and State, do hereby certify that       Mark
                                                                     ----------
Van Dyke      personally appeared before me this day and acknowledged that
-------------
he/she is Asst. Secretary of BELLSOUTH PERSONAL COMMUNICATIONS, INC., a Delaware corporation, individually and as general partner of BELLSOUTH CAROLINAS PCS, L.P., a Delaware limited partnership, and that by authority and as the act of the corporation, individually and on behalf of the partnership, the foregoing instrument was signed in its name by its Asst. Vice President, sealed with its corporate seal, and attested by him/her as its Asst. Secretary.


                                                  [sig]
                                    ------------------------------------

                                    Notary Public, State of Georgia

                                    My Commission Expires:  4/1/02

                                    [NOTARIAL SEAL]

STATE OF GEORGIA  )
                  )
FULTON COUNTY     )

I, a Notary Public for said County and State, do hereby certify that       H.
                                                                     --------
Chris Blane   , a manager of AIRGATE WIRELESS, L.L.C., a Delaware limited
--------------
liability company personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of said limited liability company.


                                                  [sig]
                                    ------------------------------------

                                    Notary Public, State of Georgia

                                    My Commission Expires:  FEB. 12, 2001

                                    [NOTARIAL SEAL]

                   FIRST AMENDMENT TO MASTER SITE AGREEMENT
                   ----------------------------------------

     THIS FIRST AMENDMENT TO MASTER SITE AGREEMENT ("Amendment") is made as of
the      26     , day of   March  , 1999 by and between BELLSOUTH CAROLINAS PCS,
L.P., a Delaware limited partnership, BELLSOUTH PERSONAL COMMUNICATIONS, INC., a Delaware corporation, each doing business as BELLSOUTH MOBILITY DCS, and their respective BellSouth Affiliates, successors and assigns (hereinafter collectively referred to as "BellSouth") and AIRGATE WIRELESS, L.L.C., a Delaware limited liability company ("LLC"), AIRGATE WIRELESS, INC., a Delaware corporation ("AirGate"), AGW LEASING COMPANY, INC., a Delaware corporation ("AGW"), and their respective successors and permitted assigns (AirGate and AGW sometimes hereinafter collectively referred to as the "User"). This Amendment is further executed by SPRINTCOM, INC., a Kansas corporation ("SprintCom"), to evidence their consent and agreement hereto, in accordance with certain provisions hereof.

                                  WITNESSETH:

     THAT WHEREAS, BellSouth and LLC are parties to a Master Site Agreement dated the 6th day of August, 1998 (the "MSA"); and

     WHEREAS, BellSouth and User wish to amend certain terms and provisions of the MSA.

     NOW THEREFORE, for the mutual promises herein contained and other valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, BellSouth and User agree as follows:

     1.  Capitalized Terms.  Capitalized terms contained herein and not
         -----------------
otherwise defined in this Amendment shall have the remaining set forth in the MSA.

     2.  Assignment and Assumption.  LLC hereby assigns all of its right, title
         -------------------------
and interest as "User" in and to the MSA and any Site Agreements executed as of this date to AirGate and AGW. AirGate and AGW hereby jointly and severally assume all of LLC's right, title and interest in and to the MSA and any Site Agreements executed as of this date. AirGate and AGW are each parties to the MSA as if they had been original signatories thereto. LLC is hereby released of all obligations and liabilities under the MSA and existing Site Agreements and AirGate and AGW expressly and jointly and severally assumes all such obligations and liabilities.

     3.  Elimination of First Right Site Concept.  Section 2(b) of the MSA is
         ---------------------------------------
deleted in its entirety. Reference in the MSA to First Right Sites shall no longer be applicable to the MSA, except as to Sites which are First Rights Sites for which Site Agreements have already been executed or first rights have been previously exercised. A list of such sites is attached as Exhibit A attached hereto and incorporated herein.

     4.  Execution of Certain Site Agreements; Commencement Date for Initial
         -------------------------------------------------------------------
Sites.
-----

          (a) User has submitted approximately      *     Site Applications to
BellSouth, for Sites which are referenced in Exhibit B attached hereto and incorporated herein by reference (the "Initial Sites"). User agrees, following the date hereof and in accordance with the terms of this Amendment, to proceed to promptly execute Site Agreements on each of the Initial Sites.

          (b) User agrees to execute and return Site Agreements on      *
of the Initial Sites on or before      *     .

          (c) User agrees to execute and return Site Agreements on      *
more of the Initial Sites on or before      *     .

          (d) User agrees to execute and return Site Agreements on the remaining
*      Initial Sites on or before      *     .

          (e) The Site Commencement Date for each Initial Site shall be the earlier to occur of the following for the applicable Initial Site:

               (i) The date when User commences the installation of its Facilities on the Tower for that particular Initial Site; or

               (ii) Forty-five (45) days from the date of full execution of the Site Agreement for that particular Initial Site.

          (f) Although the Site Commencement Date for the Initial Sites shall be
the dates stated above, the first      *      Dollars ($     *     ) installment
of base annual rent for the Initial Sites shall not be due until the earlier to occur of the following:

          (i) the date when User commences the installation of its Facilities on the Tower for that particular Initial Site (it being understood, however, that User shall make such payment prior to actually beginning work at the Tower); or

               (ii)       *     ; or

               (iii)       *

          (g) It is contemplated that some of the Site Agreements may be executed prior to the completion and approval by User and BellSouth of all structural analysis, site plan/sketch, and tower elevation sketch work. Such work shall be done in a prompt and diligent manner. In the event that the results of any such work demonstrates that the particular Site is not suitable and not functional for its intended purpose, then any party may terminate that Site Agreement prior to the Site Commencement Date and that particular Site Agreement shall terminate and be of no further force or effect. All such work shall be completed prior to the Site Commencement Date, however, if all such work cannot be completed by the Site Commencement Date due to circumstances beyond

-----------------------
*Confidential portions omitted and filed separately with the Commission.

User's reasonable control, the parties will extend the date by which such work shall be completed for a reasonable period of time. BellSouth shall notify User of any such unsatisfactory results promptly upon learning of the results and any Site Cost Reimbursement Amount paid for such Site by User shall be credited toward its replacement as described in Section 4(h) below. User agrees to immediately authorize the commencement of all such work.

          (h) User acknowledges that it is contractually obligated to enter into
all    *        Site Agreements referenced above within the time frames
referenced above and to make the payment of the Site Cost Reimbursement Amount as described below, subject to the possible termination of Site Agreements under
Section 4(g) of this Amendment. If any Site Agreements for Initial Sites are terminated pursuant to Section 4(g) of this Amendment, User shall submit or designate applications for additional Sites (which Sites shall be subject to the reasonable approval of SprintCom, which approval or disapproval shall be granted by SprintCom within five (5) business days of SprintCom's receipt of a request) that shall become Initial Sites under this Amendment up to an aggregate number
of Initial Sites not to exceed      *     .  In such event, any Site Cost
Reimbursement Amount or other charges previously paid shall be credited toward the replacement Site. Without limiting BellSouth's remedies in the event of a failure of User to execute such Site Agreements, BellSouth shall be entitled to retain the Site Cost Reimbursement Amount.

          (i) User acknowledges and agrees that all Initial Sites not terminated under Section 4(g) of this Amendment shall become fully operational by User as telecommunication facilities for the transmission and receipt of wireless
communications not later than      *     .  The failure of User to meet the
foregoing date shall constitute an event of default for the applicable Site Agreement.

     5.  Modification to Site Cost Reimbursement Amount Process.  Section 5(c)
         ------------------------------------------------------
of the MSA is deleted in its entirety and replaced with the following:

          (c) Site Cost Reimbursement Amount.
              ------------------------------

          (i) User shall pay a one-time site cost reimbursement amount ("Site Cost Reimbursement Amount") to BellSouth, paid by User to BellSouth not later than the execution and delivery of the Site Agreement (expect as provided in
Section 5(c)(ii) below).  Except in certain circumstances, as set out herein,
the Site Cost Reimbursement Amount will not exceed      *      Dollars ($     *
) per Site except for unusual Sites which, as a result of peculiar characteristics required a greater capital expenditure by BellSouth (and except as provided in Section 5(c)(ii) below). BellSouth and User acknowledge and agree that the Site Cost Reimbursement Amount reflects an equitable sharing of the capital costs incurred by BellSouth with respect to the construction of the Tower and the ability of User to locate its Facilities thereon. Consequently, the Site Cost Reimbursement Amount is independent of and in addition to, and not in substitution or reduction of, all or any part of the Base Rent specified in such Site Agreement, or the fair market value of the rent applicable to such Site. In the event that User finds it necessary to structurally enhance or otherwise to upgrade the Tower prior to locating on the Tower, any such enhancement or upgrades shall be subject to BellSouth's prior written approval and the costs which User incurs in performing

-----------------------
*Confidential portions omitted and filed separately with the Commission.

said upgrade shall be applied and credited to the Site Cost Reimbursement Amount for that particular Site.

     (ii)  *

Confidential portions omitted and filed separately with the Commission.


     6.  Modification of Expense Amount.       *
         ------------------------------

     7.  Assignment and Assumption Involving SprintCom.       *
         ---------------------------------------------

     8.  Assignment.  Section 16(a) of the MSA is amended to provide that User
         ----------
shall have the right to assign its rights in the MSA and the Site Agreements, in whole or in part, to SprintCom without the further consent of BellSouth.
Section 16(b) of the MSA is amended to provide that BellSouth shall have the right to assign its rights in the MSA and the Site Agreements, in whole or in part, to any party agreeing in writing to be bound to the terms thereof without the further consent of User or SprintCom. In the event of any such assignment, notice shall be given to the other party.

     9.  Tower Enhancement.  In the event that User and BellSouth find it
         -----------------
necessary to structurally enhance or otherwise to upgrade the Tower prior to User's locating on the Tower, any such proposed enhancement shall be subject to BellSouth's prior approval in BellSouth's sole discretion. In the event that BellSouth consents to the upgrade, the cost for such upgrade shall be shared as
between BellSouth and User as follows: (i) the first      *      Dollars ($
*     ) shall be paid by User; (ii) for all amounts in excess of      *
Dollars ($     *     ), such amounts shall be shared equally between User and
BellSouth. The manner and style or upgrade, including the parties performing the upgrade, shall be subject to BellSouth's approval, which approval shall not
be unreasonably withheld.  User shall receive a credit of up to      *
Dollars ($     *     ) toward the first annual installment of base rent for
User's costs associated with such tower enhancement.

     10.  AGW as Subtenants.  It is understood that AGW is a wholly owned
          -----------------
subsidiary of AirGate and that AGW may be the subtenant of the various Site Agreements. The obligations of User under the MSA and this Amendment are joint and several obligations of AirGate and AGW. AGW has had the opportunity to review the MSA (as amended herein) and agrees to be bound by, and agrees that it is bound by, the terms thereof. AGW covenants that is a corporation in good standing and is fully authorized to enter this Amendment.

     11.  Modification of Conditions Precedent.  As it relates to the Initial
          ------------------------------------
Sites only, Section 5(b) of the MSA is deleted in its entirety and replaced with the following (as it relates to all Sites other than Initial Sites, Section 5(b) remains unchanged) (section references are to the MSA):

     (b) Conditions Precedent to Site Commencement Date.  Each Site Agreement is
         ----------------------------------------------
further contingent upon User being able to satisfy the following conditions prior to the Site Commencement Date, as defined in the Site Agreement:

     (i) Approvals.  User obtaining, after the Execution Date of the Site
         ---------
Agreement, all certificates, permits, licenses and other approvals that may be require by any federal, state or local authorities (the "Approvals") to permit User's intended use of the Leased Space.

-----------------------
*Confidential portions omitted and filed separately with the Commission.

BellSouth shall cooperate, at User's cost, with User in its effort to obtain such Approvals. In the event that User notifies BellSouth that (aa) any application for an Approval is rejected following due and diligent efforts by User to obtain the same, or (bb) any application for Approval is not likely to be obtained or approved, as determined in User's reasonable discretion after due and diligent efforts by User to obtain the same, the Approvals shall be deemed to not have been obtained by User. In the event no such notification is received by BellSouth prior to the Commencement Date, this condition shall be deemed satisfied.

     (ii) Radio Frequency Propagation Test.  User determining, in User's
          --------------------------------
reasonable discretion, that the results of any radio frequency propagation tests are satisfactory, such that User is able to use the Leased Space for User's intended use.

     (iii)  Utilities and Access.  User determining, in User's reasonable
            --------------------
discretion, that (aa) telephone and electric utilities are available at the Leased Space or Tower of sufficient capacity to accommodate User's Facilities and (bb) ingress and egress is available to and from the Leased Space and to and from a publicly dedicated road.

     (iv) Tower Capacity.  User determining in User's reasonable discretion, on
          --------------
a Tower analysis satisfying the requirements of Section 10 (ii) hereof that the Tower is of sufficient capacity to accommodate the load requirements of User's Facilities.

     (v) Title.  User determining in User's reasonable discretion that the
         -----
status of title as to the Leased Space and easements granted herein are acceptable to User.

     (vi) Hazardous Substances.  User determining in User's reasonable
          --------------------
discretion that the Leased Space and Property are free of all Hazardous Substances, as defined in Section 15(b) hereof.

     If any one (1) of the conditions set forth above will not be satisfied, User shall provide BellSouth with evidence satisfactory to BellSouth as to the nature of the failure. In the event that such evidence is reasonably approved by BellSouth, User shall have the right to terminate the Site Agreement by giving BellSouth written notice thereof, which notice must be received on or before the Site Commencement Date. If User elects to terminate the Site Agreement, the Site Agreement shall terminate as of the date BellSouth receives such notice from User and neither BellSouth nor User shall have any further obligation under this Site Agreement except for any indemnity obligations and User's obligation to remove its Facilities from the Property.

     12.  Full Force and Effect.  Except as modified herein, the MSA remains
          ---------------------
unchanged and in full force and effect and applies to the Initial Sites subject to this Amendment.

     13.  Authority.  Each party hereby represents, covenants, and warrants to
          ---------
the other that all necessary authorizations required for the execution and performance of this Amendment, the MSA as amended, and the Site Agreements have been given and that the undersigned officer is duly authorized to execute this Amendment and each Site Agreement and bind the party for which it signs.

     14.  Binding Effect.  This Amendment shall be binding on the parties
          --------------
hereto, as well as their permitted successors and assigns.

     15.  Additional Provisions.  This Amendment and the MSA cannot be modified
          ---------------------
except by a written agreement executed by BellSouth, User and SprintCom. The headings and captions contained in this Amendment are for convenience purposes only and shall not be considered in construing or interpreting the provisions of this Amendment. This Amendment contains all agreements, promises, and understandings of the parties as to the subject matter herein contained, and no verbal agreements, promises or statements by either party shall be binding upon the parties as to the subject matter herein. This Amendment may be executed in several counterparts, each of which shall be treated as an original. This Amendment has been negotiated by BellSouth and User, each had a hand in the drafting of this Amendment, and there shall be no presumption in favor of either party based upon the party drafting this Amendment.

     16.  AGW and AirGate Authority.  INTENTIONALLY OMITTED.
          -------------------------

     17.  BellSouth Notice.  Section 27 of the MSA is amended to provide that
          ----------------
BellSouth's notice address shall be as follows:

               BellSouth Personal Communications, Inc.
               1100 Peachtree Street, N.E., 8th Floor
               Atlanta, Georgia 30309
               Attn: Real Estate Manager

               with a copy to:

               BellSouth Personal Communications, Inc.
               1100 Peachtree Street, N.E., Suite 910
               Atlanta, Georgia 30309
               Attn: Legal Department

     18.  Sealed Instrument.  This Amendment is executed under seal.  The
          -----------------
parties agree, however, that at the request of either party, the Site Agreements need not be executed under seal.

     19.  SprintCom Notice.  For the purposes of this Amendment, SprintCom's
          ----------------
notice address shall be as follows:

               SprintCom, Inc.
               2330 Shawnee Mission Parkway
               Westwood, Kansas 66205
               Attn: Corporate Secretary

               with a copy to:

               SprintCom, Inc.,
               8140 Ward Parkway
               Kansas City, Missouri 64114
               Attn: Vice President  Law,
               General Business and Technology


                Remainder of This Page Intentionally Left Blank

      Signature Page Attached Hereto and Incorporated Herein by Reference

     Counterpart Signature Page to First Amendment to Master Site Agreement
     ----------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal the day and year first above written.

                              BELLSOUTH:

                              BELLSOUTH CAROLINAS PCS, L.P.,
                              a Delaware limited partnership (SEAL)

                              By: BellSouth Personal Communications, Inc., a Delaware corporation

                                    By:
                                          ---------------------------------
                                    Its:
                                          ---------------------------------
                                    Date:
                                          ---------------------------------
     Attest:

     ----------------------------
     Assistant Secretary
     [CORPORATE SEAL]

Witness:

----------------------------

----------------------------

                              BELLSOUTH PERSONAL COMMUNICATIONS, INC., a Delaware corporation

                                    By:
                                          ---------------------------
                                    Its:
                                          ---------------------------
                                    Date:
                                          ---------------------------
     Attest:

     -----------------------
     Assistant Secretary
     [CORPORATE SEAL]

Witness:

-------------------------

-------------------------

     Counterpart Signature Page to First Amendment to Master Site Agreement
     ----------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal the day and year first above written.

                              LLC:

                              AIRGATE WIRELESS, L.L.C..,
                              a Delaware limited liability company (SEAL)

                              By:                                     (SEAL)
                                    ---------------------------------
                              Its:
                                    ---------------------------------
                              Date:
                                    ---------------------------------
Witness:

---------------------------

---------------------------

     Counterpart Signature Page to First Amendment to Master Site Agreement
     ----------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal the day and year first above written.

                              USER:

                              AGW LEASING COMPANY, INC.,
                              a Delaware corporation

                              By:
                                    ---------------------------------
                              Its:
                                    ---------------------------------
                              Date:
                                    ---------------------------------

     Attest:

     --------------------------
     [_____] Secretary
     [CORPORATE SEAL]

Witness:

--------------------------

--------------------------

                              AIRGATE WIRELESS, INC.,
                              a Delaware corporation

                              By:
                                    ---------------------------------
                              Its:
                                    ---------------------------------
                              Date:
                                    ---------------------------------

     Attest:

     --------------------------
     [_____] Secretary
     [CORPORATE SEAL]

Witness:

--------------------------

--------------------------

     Counterpart Signature Page to First Amendment to Master Site Agreement
     ----------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal the day and year first above written.

                              SPRINTCOM:

                              SPRINTCOM, INC.,
                              a Kansas corporation

                              By:
                                    ---------------------------------
                              Its:
                                    ---------------------------------
                              Date:
                                    ---------------------------------

     Attest:

     ------------------------
     Assistant Secretary
     [CORPORATE SEAL]

Witness:

--------------------------

--------------------------